EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT B:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
ITEM 77C

I.	A Special Meeting of the Shareholders of the AST
Scudder Japan Portfolio of the Registrant was held on April
25, 2002 for the following purpose:

	To approve or disapprove the Plan of
Reorganization of the Trust on behalf of the AST
Scudder Japan Portfolio and the AST American Century
International Growth Portfolio of the Trust, that provides for the acquisition of substantially all of the assets of the AST Scudder Japan Portfolio in exchange for shares of the AST American Century
International Growth Portfolio, the distribution of such shares to the shareholders of the AST Scudder
Japan Portfolio, and the liquidation and dissolution of the AST Scudder Japan Portfolio.

With regard to the resolution approving the Plan of Reorganization of the Trust on behalf of the AST
Scudder Japan Portfolio and the AST American Century
International Growth Portfolio of the Trust, that provides for the acquisition of substantially all of the assets of the AST Scudder Japan Portfolio in exchange for shares of the AST American Century
International Growth Portfolio, the distribution of such shares to the shareholders of the AST Scudder
Japan Portfolio, and the liquidation and dissolution of the AST Scudder Japan Portfolio:

578,527.886			shares were voted for,

108,962.964			shares were voted against, and

10,589.879			shares abstained.


II.	A Special Meeting of the Shareholders of the AST
Kinetics Internet Portfolio of the Registrant was held on April 25, 2002 for the following purpose:

	To approve or disapprove the Plan of
Reorganization of the Trust on behalf of the AST
Kinetics Internet Portfolio and the AST Gabelli All-Cap
Value Portfolio of the Trust, that provides for the acquisition of substantially all of the assets of the AST Kinetics Internet Portfolio in exchange for shares of the AST Gabelli All-Cap Value Portfolio, the distribution of such shares to the shareholders of the AST Kinetics Internet Portfolio, and the liquidation and dissolution of the AST Kinetics Internet Portfolio.

With regard to the resolution approving the Plan of Reorganization of the Trust on behalf of the AST
Kinetics Internet Portfolio and the AST Gabelli All-Cap
Value Portfolio of the Trust, that provides for the acquisition of substantially all of the assets of the AST Kinetics Internet Portfolio in exchange for shares of the AST Gabelli All-Cap Value Portfolio, the distribution of such shares to the shareholders of the AST Kinetics Internet Portfolio, and the liquidation and dissolution of the AST Kinetics Internet Portfolio:

502,888.777			shares were voted for,

35,004.970			shares were voted against, and

47,664.483			shares abstained.



EXHIBIT B:
Item 77D

Effective as of May 1, 2002, the date of the Registrant's most recent prospectus, sub-advisory changes took place for three Portfolios of the Registrant (the AST DeAM International Equity Portfolio, which formerly was named the AST Founders Passport Portfolio, the AST DeAM Large-Cap Growth Portfolio, which formerly was named the AST Janus Strategic Value Portfolio and the AST DeAM Global Allocation Portfolio, which formerly was named the AST AIM Balanced Portfolio). In connection with the new sub-advisors assuming responsibility for the management of the Portfolios, a number of changes were made to the investment policies of the Portfolios. The current investment policies of these Portfolios are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002.

In addition, disclosure was added to certain of the Registrant's Portfolios to comply with Rule 35d-1 under the Investment Company Act of 1940. Disclosure was removed that limited the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio's investments in fixed income securities to up to 35% of their total assets. Disclosure was added to the AST JanCap Growth Portfolio to permit the Portfolio to invest in equity securities including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Disclosure was also added to permit the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio to invest in REITs. Disclosure was expanded to indicate that the AST
T. Rowe Price Natural Resource Portfolio would invest in natural resource companies that own, develop, refine, service or transport resources including energy sources, precious metals, nonferrous metals, forest product, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising. Finally, disclosure was added to allow up to 20% of the fixed income portion of the AST T. Rowe Price Asset Allocation Portfolio to consist of cash reserves including repurchase agreements.



EXHIBIT C:
Item 77O

	On January 24, 2002, the AST American Century Income & Growth Portfolio of the Registrant purchased 10,700 shares of Ford Motor Co. Capital Trust II preferred stock from Goldman Sachs & Co. in an underwritten offering price of $5,000,000,000 whereby J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $50.00 per share.

	On February 28, 2002, the AST American Century Income & Growth Portfolio of the Registrant purchased 13,300 shares General Motors Corp. preferred stock from Morgan Stanley &
Co., Inc. in an underwritten offering of 92,000,000 shares of such stock in which J. P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $25.00 per share.

	On March 8, 2002, the AST PIMCO Total Return Bond
Portfolio of the Registrant purchased 13,600,000 corporate bonds of Sprint Capital Corp. from Salomon Smith Barney in an underwritten offering of 2,000,000 bonds in which Deutsche Bank Alex Brown, Inc., an affiliate of the
Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.85 per share.

	On March 21, 2002, the AST Marsico Capital Growth
Portfolio of the Registrant purchased 667,371 shares of Travelers Property Casualty Corp. common stock from Salomon
Smith Barney in an underwritten offering of 210,000,000 shares of such stock in which Banc of America Securities, LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $18.50 per share.

	On March 25, 2002, the AST PIMCO Total Return Bond Portfolio of the Registrant purchased 1,900,000 corporate bonds of Verizon New York, Inc. from J.P. Morgan/Chase in an underwritten offering of 1,000,000 bonds in which Deutsche Bank Alex Brown, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.44 per share.

	On May 15, 2002, the AST American Century Income & Growth Portfolio of the Registrant purchased 26,600 shares of Willis Group Holdings Ltd. common stock from Salomon Smith Barney in an underwritten offering of 19,290,000 shares of such stock in which J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $28.25 per share.

	On May 15, 2001, the AST Neuberger Berman Mid-Cap
Growth Portfolio of the Registrant purchased 66,300 shares of Willis Group Holdings Ltd. common stock from J.P. Morgan
Securities in an underwritten offering of 19,290,000 shares of such stock in which Neuberger Berman, LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $28.25 per share.

	On May 20, 2002, the AST DeAM Bond Portfolio of the
Registrant purchased 1,850,000 corporate bonds of Hertz
Corp. from Salomon Brothers in an underwritten offering price of $800,000,000 whereby Deutsche Bank Securities,
Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.26 per share.

	On May 21, 2002, the AST DeAM Bond Portfolio of the Registrant purchased 1,6450,000 bonds of WFS Financial Owner Trust from Salomon Brothers in an underwritten offering price of $338,000,000 whereby Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.99 per share.

On June 5, 2002, the AST American Century Income &
Growth Portfolio of the Registrant purchased 14,800 shares of American Electric Power, Inc. common stock from Salomon Smith Barney in an underwritten offering price of 18,400,000 shares of such stock in which J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $40.90 per share.

	On June 5, 2002, the AST DeAM Bond Portfolio of the
Registrant purchased 1,715,000 corporate bonds of Wells
Fargo Financial from Salomon Brothers in an underwritten offering price of $500,000,000 whereby Deutsche Bank
Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The
Portfolio purchased the security at the public offering price of $99.39 per share.

	On June 18, 2002, the AST DeAM Bond Portfolio of the Registrant purchased 1,055,000 corporate bonds of Verizon Global FDG Corp. from Banc of America LLC in an underwritten offering price of $600,000,000 whereby Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.19 per share.

On June 19, 2002, the AST American Century Income &
Growth Portfolio of the Registrant purchased 5,984 shares of DTE Energy Company preferred stock from Salomon Smith Barney in an underwritten offering price of $172,500,000 whereby J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $25.00 per share.

	On June 20, 2002, the AST Marsico Capital Growth Portfolio of the Registrant purchased 157,886 shares of El Paso Corp. common stock from Credit Suisse First Boston Corp. in an underwritten offering price of $897,750,000 whereby Banc of America LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $19.95 per share.

	On June 12, 2001, the AST American Century Strategic Balanced Portfolio of the Registrant purchased 12,100 shares of Kraft Foods, Inc. common stock from Credit Suisse in an underwritten offering of 280,000,000 shares of such stock in which J. P. Morgan, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $31.00 per share.

	On June 19, 2001, the AST Neuberger Berman Mid-Cap
Value Portfolio of the Registrant purchased 216,400 shares of The Phoenix Companies, Inc. common stock from Morgan
Stanley in an underwritten offering of 48,800,000 shares of such stock in which Neuberger Berman, LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $17.50 per share.

At its April 11, 2002 meeting, the Registrant's Board of Trustees made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the first five transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that were provided to it by the Portfolio's Investment Manager, which in turn had been provided to the Investment Manager by the Portfolio's sub-adviser.

For the last nine transactions listed above, the Investment Manager has obtained information from each Portfolio's sub-adviser with regard to compliance with rule
10f-3 under the Investment Company Act of 1940 and the Registrant's rule 10f-3 procedures. At its September 11,
2002 meeting, the Registrant's Board of Trustees will in turn consider making the determinations required by rule
10f-3 based on information provided to it by the Investment
Manager.



EXHIBIT D:
Item 77Q1

The Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the AST DeAM Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 44 to the Registrant's Registration Statement filed on February 15, 2002.

The Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the AST DeAM Large-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 44 to the Registrant's Registration Statement filed on February 15, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(85) of Post-
Effective Amendment No. 44 to the Registrant's Registration
Statement filed on February 15, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM Large-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(86) of Post-
Effective Amendment No. 44 to the Registrant's Registration
Statement filed on February 15, 2002.

The Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the AST DeAM International Equity Portfolio is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002.

The Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the AST DeAM Global Allocation Portfolio is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002.

The Investment Management Agreement between Registrant and American Skandia Investment Services, Incorporated for the AST DeAM Large-Cap Value Portfolio is incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002.

The Investment Management Agreement between Registrant and
American Skandia Investment Services, Incorporated for the
AST DeAM Bond Portfolio is incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 45 to the
Registrant's Registration Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management, LLC for the AST JanCap Growth Portfolio is incorporated by reference to Exhibit (d)(42) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management LLC for the AST Janus Overseas Growth Portfolio is incorporated by reference to Exhibit (d)(50) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM International Equity
Portfolio is incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 45 to the Registrant's
Registration Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM Global Allocation
Portfolio is incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 45 to the Registrant's
Registration Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management LLC for the AST Janus Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(70) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio is incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002.

The Sub-Sub-advisory Agreement between Federated Investment
Counseling and Federated Global Investment Management Corp.
for the AST Federated Aggressive Growth Portfolio is incorporated by reference to Exhibit (d)(75) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM Large-Cap Value Portfolio is incorporated by reference to Exhibit (d)(79) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Deutsche Asset
Management, Inc. for the AST DeAM Bond Portfolio is incorporated by reference to Exhibit (d)(84) of Post-
Effective Amendment No. 45 to the Registrant's Registration
Statement filed on May 1, 2002.

A copy of the Plan of Reorganization with respect to the AST
Kinetics Internet Portfolio and the AST Gabelli All-Cap
Value Portfolio is attached hereto as Exhibit A.

A copy of the Plan of Reorganization with respect to the AST
Scudder Japan Portfolio, and the AST American Century
International Growth Portfolio is attached hereto as Exhibit
B.




             FORM OF PLAN OF REORGANIZATION


	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this _____ th day of ______________, 2002, by American
Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST Gabelli All-Cap Value Portfolio (the "Acquiring Portfolio") and the AST Kinetics Internet Portfolio (the "Acquired Portfolio"), both series of the Trust. Together, the Acquiring Portfolio and Acquired Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring
Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and
Dissolution of Acquired Portfolio.

	(a)	Subject to the terms and conditions of this Plan,
the Trust on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to
(i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section 3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter "Net Assets"). The
Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

	(b)	Subject to the terms and conditions of this Plan,
the Trust on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired
Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring
Portfolio Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

(c)	Immediately following the Closing, the Acquired
Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation.

(a)	The value of the Acquired Portfolio's Net Assets
to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's currently effective prospectus.

(b)	The net asset value of a share of the Acquiring
Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

(c)	The net asset value of a share of the Acquired
Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

3.	Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing").
The date of the Closing (the "Closing Date") shall be May
1, 2002, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodian, The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, NY 11201. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf
of the Acquired Portfolio.

The Trust makes the following representations and warranties about the Acquired Portfolio:
(a) The Acquired Portfolio is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) The Trust on behalf of the Acquired Portfolio is authorized to issue an unlimited number of shares of beneficial interest's acquired Portfolio shares, par value
$0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's
Annual Report to Shareholders for the fiscal year ended
December 31, 2001, audited by Deloitte & Touche LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to
conduct the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is
not a party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any
unamortized or unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated
as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a
valid Form W-8BEN, Certificate of Foreign Status of
Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form
W-9, Request for Taxpayer Identification Number and
Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf
of the Acquiring Portfolio.

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust,
a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The
Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring
Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities
Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be
eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's
Annual Report to Shareholders for the fiscal year ended December 31, 2001, audited by Deloitte & Touche LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to
conduct the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is
not a party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC
for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring
Portfolio to fail to satisfy the requirements of subchapter
M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.	Representations and Warranties by the Trust on behalf
of the Portfolios.

	The Trust makes the following representations and warranties about the Portfolios:

	(a)	The statement of assets and liabilities to be
created by the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section
1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current
effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this
Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this
Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to
conduct the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios.

	(a)	The Trust intends to operate each Portfolio's
respective business as presently conducted between the date hereof and the Closing.

	(b)	The Trust intends that the Acquired Portfolio will
not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(c)	The Trust on behalf of the Acquired Portfolio
intends, if this Plan is consummated, to liquidate and dissolve the Acquired Portfolio.

	(d)	The Trust intends that, by the Closing, each of
the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(e)	At the Closing, the Trust on behalf of the
Acquired Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(f)	The Trust intends to mail to each shareholder of
record of the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy
Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(g)	The Trust intends to file with the U.S. Securities
and Exchange Commission a registration statement on Form N-
14 under the 1933 Act relating to the Acquiring Portfolio
Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf
of the Portfolios.

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties
contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

	(b)	That the form of this Plan shall have been adopted
and approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission
shall not have issued an unfavorable management report under
Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been
adopted and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have
been declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on
behalf of the Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens &
Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued
pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the
Trust and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor
performance of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of
which the prospectus dated December 10, 2001 relating to each Portfolio (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933
Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(g)	That the Trust's Registration Statement with
respect to the Acquiring Portfolio Shares to be delivered to the Acquired Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(h)	That the Acquiring Portfolio Shares to be
delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

	(i)	That, at the Closing, there shall be transferred
to the Acquiring Portfolio aggregate Net Assets of the Acquired Portfolio comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Portfolio on the Closing Date.

9.	Expenses.

	(a)	The Trust represents and warrants that there are
no broker or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia
Investment Services, Inc. or its affiliates.

10.	Termination; Postponement; Waiver; Order.

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have
not been consummated by June 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant
to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring
Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

	(d)	At any time prior to the Closing, any of the terms
or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties
contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and
Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments.

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention:
Secretary.

13.	Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the AST Gabelli All-Cap Value Portfolio and AST Kinetics
Internet Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

		AMERICAN SKANDIA TRUST
		on behalf of
	AST Gabelli All-Cap Value
Portfolio,
	AST Kinetics Internet
Portfolio.

Attest:	By:
_____________________________



                    FORM OF PLAN OF REORGANIZATION

	THIS PLAN OF REORGANIZATION (the "Plan") is made as of this _____ th day of ______________, 2002, by American
Skandia Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of the AST American Century International Growth Portfolio (the "Acquiring Portfolio") and the AST Scudder Japan Portfolio (the "Acquired Portfolio"), both series of the Trust. Together, the Acquiring Portfolio and Acquired Portfolio are referred to as the "Portfolios."

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio, of substantially all of the property, assets and goodwill of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Acquiring
Portfolio and the Acquired Portfolio:

1.	Sale and Transfer of Assets, Liquidation and
Dissolution of Acquired Portfolio.

	(a)	Subject to the terms and conditions of this Plan,
the Trust on behalf of the Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to
(i) pay the costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder). (ii) discharge its unpaid liabilities on its books at the closing date (as defined in section 3, hereinafter the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on the Acquired Portfolio's books (hereinafter "Net Assets"). The
Acquired Portfolio shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

	(b)	Subject to the terms and conditions of this Plan,
the Trust on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired
Portfolio ("Acquired Portfolio Shares") on the Closing
Date by the net asset value per share of the Acquiring
Portfolio Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

(c)	Immediately following the Closing, the Acquired
Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation.

(a)	The value of the Acquired Portfolio's Net Assets
to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's currently effective prospectus.

(b)	The net asset value of a share of the Acquiring
Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

(c)	The net asset value of a share of the Acquired
Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's currently effective prospectus.

3.	Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing").
The date of the Closing (the "Closing Date") shall be May
1, 2002, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 P.M. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Net Assets to be transferred to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodian, The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, NY 11201. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Trust on behalf of Acquired Portfolio may request.

4.	Representations and Warranties by the Trust on behalf
of the Acquired Portfolio.

The Trust makes the following representations and warranties about the Acquired Portfolio:
(c) The Acquired Portfolio is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(d) The Trust on behalf of the Acquired Portfolio is authorized to issue an unlimited number of shares of beneficial interest's acquired Portfolio shares, par value
$0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

	(c)	The financial statements appearing in the Trust's
Annual Report to Shareholders for the fiscal year ended
December 31, 2001, audited by Deloitte & Touche LLP fairly present the financial position of the Acquired Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The Trust has the necessary power and authority to
conduct the Acquired Portfolio's business as such business is now being conducted.

	(e)	The Trust on behalf of the Acquired Portfolio is
not a party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(f)	The Acquired Portfolio does not have any
unamortized or unpaid organizational fees or expenses.

(g)	The Acquired Portfolio has elected to be treated
as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

	(h)	The Acquired Portfolio, or its agents, (i) holds a
valid Form W-8BEN, Certificate of Foreign Status of
Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form
W-9, Request for Taxpayer Identification Number and
Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Trust on behalf
of the Acquiring Portfolio.

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)	The Acquiring Portfolio is a series of the Trust,
a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The
Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring
Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the Securities
Act of 1933, as amended (the "1933 Act").

(b)	The Trust on behalf of the Acquiring Portfolio is
authorized to issue an unlimited number of shares of beneficial interest's Acquiring Portfolio shares, par value $0.001 each, each outstanding share of which is freely paid, non-assessable, fully transferable and has full voting rights.

(c)	At the Closing, Acquiring Portfolio Shares will be
eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Trust's
Annual Report to Shareholders for the fiscal year ended December 31, 2001, audited by Deloitte & Touche LLP fairly present the financial position of the Acquiring Portfolio as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The Trust has the necessary power and authority to
conduct the Acquiring Portfolio's business as such business is now being conducted.

(f)	The Trust on behalf of the Acquiring Portfolio is
not a party to or obligated under any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

	(g)	The Acquiring Portfolio has to be treated as a RIC
for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code") and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring
Portfolio to fail to satisfy the requirements of subchapter
M of the Code. The Acquiring Portfolio also has satisfied the diversification requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.	Representations and Warranties by the Trust on behalf
of the Portfolios.

	The Trust makes the following representations and warranties about the Portfolios:
	(a)	The statement of assets and liabilities to be
created by the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section
1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Portfolio and the net assets in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

	(b)	At the Closing, the Portfolios will have good and
marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the Trust's current
effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

	(d)	There are no known actual or proposed deficiency
assessments with respect to any taxes payable by either of the Portfolios.

	(e)	The execution, delivery, and performance of this
Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

	(f)	The Trust anticipates that consummation of this
Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

	(g)	The Trust has the necessary power and authority to
conduct the business of the Portfolios, as such business is now being conducted.

7.	Intentions of the Trust on behalf of the Portfolios.

	(a)	The Trust intends to operate each Portfolio's
respective business as presently conducted between the date hereof and the Closing.

	(b)	The Trust intends that the Acquired Portfolio will
not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

	(c)	The Trust on behalf of the Acquired Portfolio
intends, if this Plan is consummated, to liquidate and dissolve the Acquired Portfolio.

	(d)	The Trust intends that, by the Closing, each of
the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

	(e)	At the Closing, the Trust on behalf of the
Acquired Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

	(f)	The Trust intends to mail to each shareholder of
record of the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy
Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(g)	The Trust intends to file with the U.S. Securities
and Exchange Commission a registration statement on Form N-
14 under the 1933 Act relating to the Acquiring Portfolio
Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by Trust on behalf
of the Portfolios.

	The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

	(a)	That:  (i) all the representations and warranties
contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

	(b)	That the form of this Plan shall have been adopted
and approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

	(c)	That the U.S. Securities and Exchange Commission
shall not have issued an unfavorable management report under
Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

	(d)	That the Plan contemplated hereby shall have been
adopted and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

	(e)	That a distribution or distributions shall have
been declared for each Portfolio, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Portfolio
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	That there shall be delivered to the Trust on
behalf of the Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens &
Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

	(1)	Acquiring Portfolio Shares to be issued
pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

	(2)	All actions required to be taken by the
Trust and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

	(3)	Neither the execution, delivery nor
performance of this Plan by the Trust violates any provision of the Trust's Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

			(4)	The Trust's registration statement, of
which the prospectus dated December 10, 2001 relating to each Portfolio (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933
Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

	(g)	That the Trust's Registration Statement with
respect to the Acquiring Portfolio Shares to be delivered to the Acquired Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

	(h)	That the Acquiring Portfolio Shares to be
delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

	(i)	That, at the Closing, there shall be transferred
to the Acquiring Portfolio aggregate Net Assets of the Acquired Portfolio comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Portfolio on the Closing Date.

9.	Expenses.

	(a)	The Trust represents and warrants that there are
no broker or finders' fees payable by it in connection with the transactions provided for herein.

	(b)	The expenses of entering into and carrying out the
provisions of this Plan shall be borne by American Skandia
Investment Services, Inc. or its affiliates.

10.	Termination; Postponement; Waiver; Order.

	(a)	Anything contained in this Plan to the contrary
notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing or the Closing may be postponed by the Trust on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

	(b)	If the transactions contemplated by this Plan have
not been consummated by June 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

	(c)	In the event of termination of this Plan pursuant
to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring
Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)	At any time prior to the Closing, any of the terms or
conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

	(e)	The respective representations and warranties
contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the U.S. Securities and
Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments.

This Plan embodies the entire plan of the Trust on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention:
Secretary.

13.	Governing Law.
This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of AST American Century International Growth Portfolio and
AST Scudder Japan Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

		AMERICAN SKANDIA TRUST
		on behalf of
AST American Century
International Growth Portfolio,
	AST Scudder Japan Portfolio.

Attest:	By:
_____________________________